SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: July 22, 2010

DATE OF EARLIEST EVENT REPORTED: July 22, 2010

KENILWORTH SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEW YORK	0-08962	84-1641415
(STATE OR OTHER	(COMMISSION FILE NO.)	(IRS EMPLOYER
JURISDICTION OF		IDENTIFICATION
INCORPORATION)		NUMBER)

185 WILLIS AVENUE, SUITE #4 MINEOLA, NY	11501
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)	(ZIP CODE)

(516) 741-1352

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Press Releases and Contract Exhibit

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTOR

(a.) On July 16, 2010 at 11:39 p.m. Kenilworth Systems Corporation received a notice of resignation from Edward W. Vietmeier alleging careless and inappropriate business practices of Kenilworth Systems.

Mr. Vietmeier has been a Director of Kenilworth since 2006 and has received 6,200,000 Common Shares of Kenilworth in lieu of Director’s compensation.

(b.) The Kenilworth Board of Directors currently is comprised of Kit Wong, Patrick Mc Devitt and Joyce Clark.  Kit Wong also serves Kenilworth as Secretary.

(c.) Herbert Lindo has been serving as Chief Executive Officer and holds the position of President, Chairman, Chief Financial Officer and Treasurer of Kenilworth.

Item 9.01 FINANCIAL STATEMENT AND EXHIBITS

(c.) The following exhibits are annexed hereto:

17. Letter of Resignation from EDWARD W. VIETMEIER

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KENILWORTH SYSTEMS CORPORATION

Registrant

/s/ Herbert Lindo
Herbert Lindo, Chairman

Dated: July 20, 2010